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                                                                    EXHIBIT 99.2

                       NOTICE OF GUARANTEED DELIVERY FOR

                            CINCINNATI MILACRON INC.

  This form or one substantially equivalent hereto must be used to accept the Exchange Offer of Cincinnati Milacron Inc. (the "Company") made pursuant to the
Prospectus, dated         , 1995 (the "Prospectus"), and the enclosed Letter of
Transmittal (the "Letter of Transmittal") if certificates for Old Notes of the Company are not immediately available or if the procedure for book-entry transfer cannot be completed on a timely basis or time will not permit all required documents to reach the Company prior to 5:00 P.M., New York City time, on the Expiration Date of the Exchange Offer. Such form may be delivered or transmitted by facsimile transmission, mail or hand delivery to BankAmerica National Trust Company (the "Exchange Agent") as set forth below. In addition, in order to utilize the guaranteed delivery procedure to tender Old Notes pursuant to the Exchange Offer, a completed, signed and dated Letter of Transmittal (or facsimile thereof) must also be received by the Exchange Agent prior to 5:00 P.M., New York City time, on the Expiration Date. Capitalized terms not defined herein are defined in the Prospectus.


               BANKAMERICA NATIONAL TRUST COMPANY, EXCHANGE AGENT

        By Mail:         Facsimile Transmission Number:   By Hand/Overnight
  BankAmerica National           (212) 390-3116               Delivery:
      Trust Company                                     BankAmerica National
                                                            Trust Company

     Corporate Trust    (For Eligible Institutions Only)
       Operations            Confirm by Telephone:         Corporate Trust
  P.O. Box 464 Bowling           (212) 390-3039              Operations
      Green Station                                    One World Trade Center
   New York, New York                                        18th Floor
       10274-0464                                     New York, New York 10048
                             For Information Call:
                                 (212) 390-2853

  DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE, OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY.

Ladies and Gentlemen:

  Upon the terms and conditions set forth in the Prospectus and the accompanying Letter of Transmittal, the undersigned hereby tenders to the Company the principal amount of Old Notes set forth below, pursuant to the guaranteed delivery procedure described in "The Exchange Offer--Guaranteed Delivery Procedures" section of the Prospectus.

Principal Amount of Old Notes  Tendered:

                                         If Old Notes will be delivered by
$ ____________________________________   book-entry transfer to The Depository
                                         Trust Company, provide account
                                         number.

Certificate Nos. (if available):

______________________________________

Total Principal Amount Represented  by Old Notes Certificate(s):

$ ____________________________________   Account Number _______________________
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  ALL AUTHORITY HEREIN CONFERRED OR AGREED TO BE CONFERRED SHALL SURVIVE THE
DEATH OR INCAPACITY OF THE UNDERSIGNED AND EVERY OBLIGATION OF THE UNDERSIGNED HEREUNDER SHALL BE BINDING UPON THE HEIRS, PERSONAL REPRESENTATIVES, SUCCESSORS AND ASSIGNS OF THE UNDERSIGNED.

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                                PLEASE SIGN HERE

X ___________________________  --------
X ___________________________  --------
  Signature(s) of Owner(s)       Date
  or Authorized Signatory

  Area Code and Telephone Number: _______________________

  Must be signed by the holder(s) of Old Notes as the name(s) of such holder(s) appear(s) on the Old Notes certificate(s) or on a security position listing, or by person(s) authorized to become registered holder(s) by endorsement and documents transmitted with this Notice of Guaranteed Delivery. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below.

                      PLEASE PRINT NAME(S) AND ADDRESS(ES)

Name(s):   --------------------------------------------------------------------
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Capacity:  --------------------------------------------------------------------
Address(es):
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                                   GUARANTEE

  The undersigned, a member of a registered national securities exchange, or a member of the National Association of Securities Dealers, Inc., or a commercial bank or trust company having an office or correspondent in the United States, hereby guarantees that the certificates representing the principal amount of Old Notes tendered hereby in proper form for transfer, or timely confirmation of the book-entry transfer of such Old Notes into the Exchange Agent's account at The Depository Trust Company pursuant to the procedures set forth in "The Exchange Offer -- Guaranteed Delivery Procedures" section of the Prospectus, together with a properly completed and duly executed Letter of Transmittal (or facsimile thereof) with any required signature guarantee and any other documents required by the Letter of Transmittal, will be received by the Exchange Agent at the address set forth above, no later than five New York Stock Exchange trading days after the date of execution hereof.

_____________________________________     _____________________________________
            Name of Firm                          Authorized Signature

_____________________________________     _____________________________________
               Address                                    Title

_____________________________________     Name: _______________________________
                             Zip Code            (Please Type or Print)

Area Code and Tel. No.: _____________     Dated: ______________________________

NOTE: DO NOT SEND CERTIFICATES FOR OLD NOTES WITH THIS FORM. CERTIFICATES FOR OLD NOTES SHOULD ONLY BE SENT WITH YOUR LETTER OF TRANSMITTAL.